Accounts receivable, net	12 Months Ended
Dec. 31, 2021
Accounts Receivable, after Allowance for Credit Loss [Abstract]
Accounts receivable, net
Note 4. Accounts receivable, net
Accounts receivable consisted of the following:
(in thousands)	December 31, 2021	December 31, 2020
Trade receivables	$ 38,597	$23,691
Revenue recognized in excess of billings	72,676	1,224
Other receivables	147	47
Total	111,420	24,962
Allowance for doubtful accounts	(3,872)	(1,228)
Accounts receivable, net	$107,548	$23,734
Included in total receivables above are amounts billed under retainage provisions totaling $11.6 million and $4.5 million as of December 31, 2021, and 2020, respectively, which are due within the upcoming year.
Activity in the allowance for doubtful accounts for each period was as follows:
	Year ended December 31,
(in thousands)	2021	2020	2019
Balance at beginning of period	$ 1,228	$ 441	$—
Additions charged to earnings	4,045	787	441
Write-offs of uncollectible accounts	(1,401)	—	—
Balance at end of period	$3,872	$1,228	$441
At December 31, 2021, four customers accounted for 29%, 23%, 19% and 18%, respectively, of total accounts receivable. At December 31, 2020, three customers accounted for 32%, 25% and 14%, respectively, of total accounts receivable.
During the year ended December 31, 2021, three customers accounted for 37%, 20% and 15%, respectively of total revenue. During the year ended December 31, 2020, four customers accounted for 21%, 19%, 10% and 10%, respectively, of total revenue. During the year ended December 31, 2019, three customers accounted for 59%, 21% and 13%, respectively, of total revenue.